SRx Corporate Presentation

May 2025



SRx HEALTH SOLUTIONS

Making Healthcare **Simple**

Forward Looking Statements

The information in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts contained in this presentation are “forward-looking statements” for purposes of federal and state securities laws, including statements regarding our expectations and projections regarding future developments, operations and financial conditions, and the anticipated impact of our acquisitions, business strategy, and strategic priorities. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. The forward-looking statements in this presentation are only predictions and are based largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of known and unknown risks, uncertainties and assumptions. Although we believe the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. These forward-looking statements present our estimates and assumptions only as of the date of this presentation. Accordingly, you are cautioned not to place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Leadership Team

Michael Young

Director

Michael Young serves as a director of SRx Health Solutions. Prior to SRx, Michael served as Chairman of Better Choice Company, which subsequently merged with SRx. Additionally, Michael is the founding partner of Cottingham Capital. Michael has extensive senior level executive management and trading experience in the Canadian and U.S. capital markets. Throughout his career in finance and banking, he has built a strong network of Canadian, American, and international investors. Prior to moving to Nashville, he was Managing Director and Co-Head of Trading for a Canadian Investment Bank. Michael also sat on the board of ICC Labs, which was recently acquired for C$290 million by Aurora.

Adesh A. Vora

Executive Chairman

Adesh Vora is the Founder and Executive Chairman of SRx Health Solutions. He brings over 24 years of pharmacy and healthcare experience to SRx and provides the Company with both a deep knowledge of and passion for the Canadian healthcare system. Prior to his role as Executive Chairman, Adesh served as the Company's President and Chief Executive Officer for over a decade. Since SRx's inception in 2013, Adesh has successfully grown the Company from just one specialty pharmacy into a national, comprehensive healthcare service provider. Adesh holds a Doctor of Pharmacy degree from the University of Illinois.

Kent Cunningham

Chief Executive Officer

Kent Cunningham is the Chief Executive Officer of SRx Health Solutions. He is a consumer-centric brand builder and business leader with 25 years of experience across a range of categories spanning global multinationals to private equity backed businesses. He has a consistent record of delivering profitable growth and developing successful strategies to create long-term value. Prior to SRx, Kent served as the Chief Executive Officer of Better Choice Company from 2023 until the Company's merger with SRx in 2025. Previously, Kent helped lead the successful turnaround and sale of The Bountiful Co, a KKR backed asset, to Nestle Health for $5.75B.

Dave Sohi

President

Dave Sohi is the President of SRx Health Solutions and has over 17 years of experience in the Accounting and Financial sectors. He began his career in tax and audit before transitioning into advisory roles involving Valuations and M&A at various firms including Ernst and Young. Mr. Sohi then went on to start his own Accounting and Consulting business and also had the opportunity to join Avicanna Inc., a biopharmaceutical company, as Chief Financial Officer where he helped complete the company's Initial Public Offering on the Toronto Stock Exchange in 2019.

Nina Martinez

Chief Financial Officer

Nina Martinez is the Chief Financial Officer of SRx. Nina is a dynamic and accomplished finance professional with a forward-thinking and innovative approach to driving financial performance and profitable organizational growth. Nina brings a wealth of expertise in strategic financial planning and leading public companies through transformative growth stages, from IPOs and M&As, to restructurings and recapitalizations. Prior to SRx, Nina served as the Chief Financial Officer of Better Choice Company from 2023 until the Company's merger with SRx. Previously, Nina spent eight years in PwC's Assurance practice auditing publicly-traded CPG and retail clients.

A Lifelong Mission to Provide Quality Patient Care

"After years in retail pharmacy, I felt that the system was broken and needed to create a more patient-centric approach to support patients with chronic diseases."

— Adesh Vora, Pharm. D.
Founder & Executive Chairman

SRx's Start

Founded in 2013 by Adesh Vora, after successfully exiting a chain of retail pharmacies in 2011

Driven by a belief that existing care models were pharma-centric rather than patient-centric, Adesh launched SRx to redefine specialty pharmacy care with a personalized, outcomes-focused approach

Adesh opened 2 specialty pharmacies in Ontario as the first step toward realizing this vision



SRx's Mission Takes Shape

Establishes itself as a leading provider of innovative, sustainable, and integrated healthcare solutions on a mission to enhance the wellness of Canadians

National Expansion

Significantly expanded operational footprint and broadened service capabilities, growing to 20 pharmacies, 34 clinics, and 4 clinical trial sites across Canada to meet evolving patient needs and deliver integrated, specialty-based care

Strategic U.S. Market Entry

In February, 2025, SRx entered into a binding letter of intent to acquire 100% of Choice Specialty Pharmacy Group, expanding its presence in the United States with five sites in Texas and licenses to distribute across 26 states, marking a key milestone in SRx's North American growth strategy

SRx Today

Now publicly listed on the NYSE American post SRx's merger with Better Choice Company

Operates a diversified platform of integrated healthcare services, designed to support pharmaceutical partners and improve patient outcomes at scale

Vast footprint with an expanding network across Canada and the United States

SRx At a Glance

What Are Specialty Pharmacies?

- Specialty pharmacies service patients with chronic diseases
- Deliver care and support that retail pharmacies cannot provide

34
Specialty Health Clinics

20
Specialty Pharmacies

~$145M
Revenue
*For the nine months ended 6/30/2024**

4
Clinical Trial Sites

400+
Dedicated Healthcare Professionals

One Goal: Enhanced Patient Care

*unaudited combined net revenue includes SRx nine-months ended June 30, 2024, and BTTR nine-months ended September 30, 2024.

Creating a North American Network


Vaughan
Markham
Brampton
Toronto
Mississauga
SRx CLINICS
SRx PHARMACY
SRx CLINICS + SRx PHARMACY
(Hybrid Locations)
SRx WHOLESALE & DISTRIBUTION

The SRx Network extends across Canada, making it one of the most accessible providers of specialty healthcare in the country.

With 5 sites in Texas and licenses to distribute across 26 US states, the acquisition of Choice Specialty Pharmacy enhances SRx's US presence and expands its growing network.

The acquisition of Choice Specialty Pharmacy serves as a platform to leverage US growth and the private healthcare market.

Planned US clinic expansion.

Potential to distribute across all 50 US states.

1. A second warehouse was purchased in Calgary, Alberta in March 2024 and it is projected to be operational in Fiscal 2025.

SRx Ecosystem of Specialty Healthcare Services

SRx's specialty pharmacies serve as the foundation to the Company's integrated network

All-Inclusive Specialty Pharmacies

20 pharmacies across Canada, providing personalized services. Capable of dispensing specialty, regular, and compounded medications, with advanced clinical support available.

Treatment Sites

A network of 34 clinics in Canada with a team of qualified nurses that administer specialized medications and provide patient focused care during the entire treatment journey.

Patient Support Programs

Leader in facilitating access to new, novel therapies by overcoming barriers such as exclusive distribution, high drug cost navigation, stringent requirements for special handling in both transport and safe administration and support the patient in their treatment journey.


SRx™

Partner Engagement

Biologic Care Coordinators and Nurse Case Managers across Canada working alongside physicians in their clinics to ensure a seamless treatment journey for patients.

Wholesale and Distribution

Distribution of a wide variety of specialty and generic drugs across Canada within 24 hours, maintaining rigorous standards and accredited by Health Canada and a member of CAPDM.

Clinical Research

A division pioneering therapeutic treatment options and advancing patient care through clinical research, real-world evidence generation, and site collaboration.

Complex Patient Care Ecosystem

The SRx network represents a critical link in facilitating specialty care

Partner Physician Referral

Patient referred to SRx for specialty therapeutic treatment

Patient Onboarding

Introductory call, counseling, pre-screening and other administrative requirements

Pre-Screening and Clinical Checks

Comprehensive screening for viruses, vaccine completion, pregnancy and health conditions

Insurance Navigation

Public and private insurance navigation, copay assistance and insurance application for patients without coverage

Treatment Preparation

Staffing of qualified SRx nursing team, program monitoring and support personnel. Process pre-treatment lab work as required

Treatment Administration

Medication delivered from SRx distribution facility to SRx clinics for administration

Patient care journey supported at each step by SRx's integrated network.

Strong Industry Tailwinds

Growing Prevalence of Chronic Disease in Seniors


73%

Of Canadians aged 65+ report having at least 1 chronic disease(1)


33%

Of Canadians aged 65+ report having 2 or more chronic diseases(2)


52%

Of Canadians aged 60+ take 3 or more prescription medications(3)

The Need for Specialty Pharmacists in Canada

5 million Canadians are without access to a primary healthcare provider(4)

93% of Canadians indicate they trust pharmacists as their first point of care(5)

55% of Canadians visit pharmacies at least once a week(6)

10x more frequent visits to pharmacists than any other healthcare providers by Canadians(7)

Market Attractiveness

~$410B US specialty drug spend, represents approx. 51% of total 2024 US drug purchases(8)

~11.9% US specialty drug spend growth in 2024, compared to just 8.1% for traditional drugs(8)

~40% Proportion of eligible plan submissions for drugs costing over $10K in 2021(9)

+50% Specialty drug spend as percent of total eligible plan submissions by 2026E(9)

~60% Specialty drugs as proportion of total new drug pipeline candidates(10)

1. Public Health Agency of Canada, C anadian C ommunity Health Survey 2017-2018.
2. Canadian Institute for Health Information, Commonwealth Fund 2016 Survey.
3. Statistics Canada, Prescription Medication Use Among Canadian Adults 2016-2019.
4. Statistics Canada, Primary Health Care Providers 2019.
5. Government of British C olumbia Article, 2021 National Survey.
6. Chantal Sauvageau et al. "Immunization Services Offered in Quebec (Canada) Pharmacies," *Human Vaccines & Immunotherapies*, Vol. 9, No. 9, September 2023.
7. Taylor Raiche et al, "Community pharmacists' Evolving Role in Canadian Primary Health Care: A Vision of Harmonization in a Patchwork System." 2020.
8. IQVIA, National Sales Perspectives, December 2024
9. Telus Health.
10. Express Scripts Canada, "2021 Prescription Drug Trend Report".

Focus on Partnerships

Continued YoY Same Store Pharmacy Growth

- ✓ Continued same store pharmacy YoY growth of 8%

Physician Partnerships

- ✓ Continued relationships with providers to deliver the best care possible

Patient Support Programs

- ✓ Developing comprehensive care programs with new and innovative therapies

Expand Clinical Trials Footprint

- ✓ Potential to expand clinical trial footprint within CAD and the US

Expand Distribution Capabilities

- ✓ To Service Third-Party Pharmacies in the Specialty Space

Accelerate Growth Through M&A

- ✓ Pursuing high-impact acquisitions to enhance capabilities, expand markets, and drive growth

Strategic Growth

About Choice Specialty Pharmacy

Choice Specialty Pharmacy is a fully licensed provider of specialized pharmacy services in the U.S., dedicated to delivering efficient, compassionate, and innovative pharmaceutical care

Binding LOI to acquire 100% of Choice Specialty Pharmacy Group signed in February, 2025, **expanding US footprint**

Comprehensive Services: Specialty pharmacy, infusion clinic services, and a sterile compounding facility

Diverse Specialties: Expertise in dermatology, fertility, gastroenterology, HIV/AIDS, oncology, and more

Growth Strategy

Strengthens SRx's specialty pharmacy footprint in the U.S., complementing existing operations in Canada

Integration of sterile compounding capabilities enhances service offerings and operational efficiencies

Expands patient services across a wide range of specialties, reinforcing commitment to holistic healthcare solution

Pro Forma Capitalization Table

Pro Forma Including Shares issued to SRx Health Solutions

Shares Outstanding[1]	**35,233,010**
Options (WAEP: $105.44)	**99,400**
Warrants (WAEP: $148.64)	**269,345**
Fully Diluted Shares Outstanding[1]	**35,601,755**
Combined Net Debt (USD)[2]	**$39.4 MM**



Ownership
Non-Affiliates
25%
Insiders
75%+
Insiders
Non-Affiliates

(1) As of April 24, 2025, includes 19.7M exchangeable shares, and assumes the full exercise of 99,000 pre-funded warrants
(2) As of September 30, 2024 and is calculated as total debt (i.e. bank indebtedness, term facilities, revolvers, LOC), less cash and account receivables, and includes approximately CAD $47M in debt translated to approximately USD $33.9M at an FX rate of 0.72. Does not include trade accounts payable.

Investment Highlights

Strong Industry Tailwinds

73% Of Canadians aged 65+ report having at least 1 chronic disease

5 million Canadians are without access to a primary healthcare provider

~$410B US specialty drug spend, representing approx. 51% of total 2024 US drug purchases

~11.9% US specialty drug spend growth in 2024, compared to just 8.1% for traditional drugs

Robust Strategic Partnerships

- Prescribers
- Providers
- Pharma
- Patients

Rapidly Expanding Healthcare Network

34 Specialty Health Clinics

4 Clinical Trial Sites

20 Specialty Pharmacies

400+ Dedicated Healthcare Professionals

Leveraging Choice Specialty Pharmacy Acquisition as a Platform for Further U.S. Expansion

- Planned U.S. clinic expansion
- Potential to distribute across all 50 U.S. states
- Integration with existing Canadian operations to create a comprehensive North American healthcare network



SRx

HEALTH SOLUTIONS

APPENDIX

HALO **OVERVIEW**

Halo

Packed with nutrients. Minimally processed. Rich in flavor. For pet parents seeking all the benefits of a raw diet with the ease and convenience of freeze-dried raw food or snacks and treats


Halo
BULLY STICK
Chews

Halo holistic

Designed for the pet parent seeking complete digestive health with prebiotics, probiotics and postbiotics. Additionally, it's one of the only brands made with only whole animal proteins and no meat meals


Halo holistic
Plant-Based Recipe
WITH SUPERFOODS
WILD-CAUGHT
Salmon and
Whitefish Recipe

Halo ELEVATE

Features leading nutrient levels supporting the top five pet parent health concerns including digestive health, heart and immunity support, healthy skin and coat, hip and joint support and strength and energy


Halo
elevate

- Rooted in Nature
- Targeting most attractive consumer segments
- Significant Online Recurring Revenue
- Asset Light Model with Leading Co-Manufacturing Partners
- 3% Royalties on All Regional Sales from Halo Asia Licensing Agreement

Pro Forma Combined Debt Overview

(As of September 30, 2024)

Debt (USD millions)		% Total	Coupon	PIK or Cash Interest	Maturity
Term Loan	$33.9	86%	8.8%	Cash Interest	2027 - In Forbearance
Bank Indebtedness	$3.6	9%	Prime + 2.25%	Cash Interest	2027
Wintrust Receivables Credit Facility	$1.9	5%	Prime + 2.5%	PIK	June 2025
Total Secured Debt	$39.4				
Convertible Notes		*converted at merger closing*			
Total Unsecured Debt	$0				